SUPPLEMENT DATED MAY 1, 2017
To Prospectus Dated May 1, 2003
 Transamerica Lineage VUL
Issued Through Transamerica Life Insurance Co. Separate Account VUL-2
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2016.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.33%	1.43%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.33%	1.25%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the underlying funds.  Transamerica Life has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2016.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios.   A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica Life took into account the information received from those funds on the combined actual expenses for each "fund of funds" and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund's) fees and expenses for the Transamerica Series Trust asset allocation portfolios.  See the prospectuses for the Transamerica Series Trust for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 5 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2018.
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INVESTMENT OPTIONS:

Please note the following changes to your investment options:

•	Morgan Stanley UIF Core Plus Fixed Income Portfolio was renamed Morgan VIF Core Plus Fixed Income Portfolio.
•	Morgan Stanley UIF Emerging Markets Equity Portfolio was renamed Morgan Stanley VIF Emerging Markets Equity Portfolio.
•	Morgan Stanley UIF Global Strategist Portfolio was renamed Morgan Stanley VIF Global Strategist Portfolio.
NOTE:  Janus Aspen Series ("JAS") portfolios are managed by Janus Capital Management LLC ("JCM"), which is a wholly-owned subsidiary of Janus Capital group Inc. ("Janus"). On or about May 30, 2017, and subject to certain shareholder and regulatory approvals, Janus and Henderson Group plc are expected to combine businesses. This strategic business combination is not expected to change the investment management services that JCM provides to JAS. However, effective as of the date of the merger, the portfolios of JAS will undergo name changes as detailed below.
•	Balanced Portfolio will be renamed Janus Henderson Balanced Portfolio.
•	Global Research will be renamed Janus Henderson Global Research Portfolio.

Please see the fund's prospectus for any changes regarding the portfolios listed above.

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The following replaces the Tax Information section under "Policy Benefits/Risks Summary" in the prospectus:

 We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract ("MEC") you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy.  As well, if your Policy is not a MEC, upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the Policy will be treated as a distribution and subject to federal income tax. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more details.
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The following sentence was added under "Premium Limitations & Payments" in the prospectus:

Note: We reserve the right to reject any form of payment.  Any unacceptable forms of payment will be returned.
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The following replaces the third paragraph under "Tax Treatment of Policy Benefits" in the prospectus:

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include, for example, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally, a reduction in benefits during a seven-year test period could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.
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The following paragraphs were added under "Tax Treatment of Policy Benefits" in the prospectus:

•
Foreign Account Tax Compliance Act ("FATCA"). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements ("IGA's") with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica Premier and the foreign governments regarding purchases of life insurance and annuities by their respective citizens.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.    The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits in light of your needs and that of your beneficiaries under all possible scenarios.

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The following paragraph was added under "Legal Proceedings" in the prospectus:

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property.  The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
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For additional information, you may contact us at our administrative office at 1-866-844-4885, between 8:00a.m. – 6:00p.m., Central time or visit our website at: www.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS